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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 29, 1999


                              NAB ASSET CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          TEXAS                       0-19391                    76-0332956
(STATE OF INCORPORATION)       (COMMISSION FILE NUMBER)        (IRS EMPLOYER
                                                             IDENTIFICATION NO.)


                             23361 MADERO, SUITE 200
                            IRVINE, CALIFORNIA 92691
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                  949/465-0244
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 29, 1999 the Company sold approximately $23,400,000 of residential construction loans to a financial institution, First American Bank, SSB, Dallas, Texas.

         The purchase price, paid in cash and determined by negotiation between the parties, was the then current outstanding principal balance of the loans less a discount of approximately $461,000 plus accrued interest through the date of closing. The Company recorded a loss of approximately $77,000 as a result of the transaction.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NAB ASSET CORPORATION

         Dated: October 6, 1999                    By: /s/ Alan Ferree
                                            ------------------------------------
                                            Alan Ferree, Chief Financial Officer